                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                        LEXINGTON PRECISION CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                         LEXINGTON PRECISION CORPORATION
                                767 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 12, 2002

     Notice is hereby given that the Annual Meeting of Stockholders of LEXINGTON PRECISION CORPORATION (the "Company") will be held at the offices of Nixon Peabody LLP, 437 Madison Avenue, 24th Floor, New York, New York, on Wednesday, June 12, 2002, at 10:30 A.M., for the purpose of considering and acting upon the following matters:

     1. The election of six directors by the holders of Common Stock and $8 Cumulative Convertible Preferred Stock, Series B, as set forth in the accompanying Proxy Statement;

     2. The ratification or disapproval of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 2002; and

     3. The transaction of such other business as may properly come before the meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on May 13, 2002, as the record date for determining the stockholders of the Company entitled to receive notice of and to vote at the meeting and any adjournments thereof.

     PLEASE SIGN, DATE, AND MAIL THE ENCLOSED PROXY PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                         By Order of the Board of Directors,



                                         Kenneth I. Greenstein
                                         Secretary

May 20, 2002
New York, New York

                         LEXINGTON PRECISION CORPORATION
                                767 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                               ------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 12, 2002

     This Proxy Statement is being mailed to stockholders on or about May 23, 2002, in connection with the solicitation by the Board of Directors of LEXINGTON PRECISION CORPORATION, a Delaware corporation (the "Company"), of proxies to be voted at the annual meeting of stockholders of the Company to be held on June 12, 2002 (the "Annual Meeting"). Accompanying this Proxy Statement are the Notice of Annual Meeting of Stockholders and a form of proxy for such meeting and a copy of the Company's Annual Report for the year ended December 31, 2001, which contains financial statements and related data.

     All proxies that are properly completed, signed, and returned to the Company in time will be voted in accordance with the instructions thereon. Proxies may be revoked by any stockholder prior to the exercise thereof upon written notice to the Secretary of the Company. Stockholders who are present at the Annual Meeting may withdraw their proxies and vote in person if they so desire.

     The cost of preparing and mailing the accompanying form of proxy and related materials and the cost of soliciting proxies will be borne by the Company. The Company has requested brokers, custodians, and other like parties to distribute proxy materials to the beneficial owners of shares and to solicit their proxies and will reimburse such persons for their services in doing so. Without additional compensation, officers and regular employees of the Company may solicit proxies personally or by telephone. The cost of additional solicitation incurred other than by use of the mails is estimated not to exceed $3,000.

     Only stockholders of record at the close of business on the record date, May 13, 2002, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. As of the record date, there were outstanding 4,828,036 shares of the Company's common stock, $0.25 par value (the "Common Stock"), and 3,300 shares of its Series B Preferred Stock, each entitling the holder thereof to one vote per share. The holders of a majority of the outstanding shares of Common Stock and Series B Preferred Stock, voting together, present in person or represented by proxy, will constitute a quorum for all matters before the Annual Meeting. The affirmative vote of a plurality of the shares of Common Stock and Series B Preferred Stock, voting together, present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of the six directors. All other matters require the affirmative vote of a majority of the shares of Common Stock and Series B Preferred Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

     With regard to the election of directors, votes may be cast in favor or withheld. Votes withheld from the election of directors will be counted to determine the presence or absence of a quorum for the transaction of business at the Annual Meeting, but they have no legal effect under Delaware law and, consequently, will not affect the outcome of the voting on such proposal. With regard to other proposals, abstentions may be specified and will have the same effect as votes against the subject proposal at the Annual Meeting. Broker nonvotes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter as to which the brokers or nominees do not have discretionary power) are counted for purposes of determining a quorum for the transaction of business at the Annual Meeting but are not considered as votes for purposes of determining the outcome of a vote.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Bylaws of the Company provide for the election of directors for terms expiring in 2003. The holders of Common Stock and Series B Preferred Stock, voting together, will be asked to vote at the Annual Meeting for the election of six directors, each to serve until the annual meeting of stockholders to be held in 2003 and until his successor has been elected and qualified. Unless authority to vote for the election of a director is specifically withheld by appropriate designation on the face of the proxy, it is the intention of the persons named in the accompanying proxy to vote such proxy for the election of William B. Conner, Warren Delano, Kenneth I. Greenstein, Michael A. Lubin, Joseph A. Pardo, and Elizabeth H. Ruml as directors to be elected by the holders of Common Stock and Series B Preferred Stock, voting together, to serve until the 2003 annual meeting of stockholders and until their respective successors shall have been elected and qualified. Messrs. Conner, Delano, Greenstein, Lubin, and Pardo are presently members of the Board of Directors. The proxies cannot be voted for a greater number of persons than six in respect of Proposal 1. Management has no reason to believe that the named nominees will be unable or unwilling to serve, if elected. However, in such case, it is intended that the individuals named in the accompanying proxy will vote for the election of such substituted nominees as the Board of Directors may recommend.

     Certain information concerning the nominees for election pursuant to Proposal 1 is set forth in the following table.


                                                               PRINCIPAL OCCUPATION, BUSINESS
            NAME                AGE                             EXPERIENCE, AND DIRECTORSHIPS
            ----                ---                             -----------------------------

William B. Conner                69     Private Investor. President and director of Conner Holding Company, a holding company for aviation companies, and Chairman of the Board of the subsidiaries thereof for more than five years. Director of the Company since 1981.

Warren Delano                    51     President of the Company for more than five years. Partner of Lubin, Delano
                                        & Company, an investment banking and consulting firm, for more than five years. Director of the Company since 1985.

Kenneth I. Greenstein            72     Secretary of the Company since September 1979. Consultant since January
                                        1998. For more than five years prior thereto, stockholder of a professional corporation that was a partner in Nixon, Hargrave, Devans & Doyle LLP (now known as Nixon Peabody LLP), a law firm. Director of the Company since 1978.



Michael A. Lubin                 52     Chairman of the Board of the Company for more than five years. Partner of
                                        Lubin, Delano & Company, an investment banking and consulting firm, for more than five years. President and Chief Operating Officer of Salant
                                        Corporation, a manufacturer of men's, women's, and children's apparel, from
                                        April 1997 through July 1997 and Executive Vice President and Chief
                                        Operating Officer of Salant Corporation from October 1995 through March
                                        1997. On December 29, 1998, Salant Corporation filed a petition seeking relief from creditors under chapter 11 of the U.S. Bankruptcy Code.
                                        Director of the Company since 1985.

Joseph A. Pardo                  68     Attorney and financial consultant. Chairman of Phoenix Advisors, LLC since
                                        July 2000. During the past five years, Mr. Pardo has served as a financial consultant to a number of public and private companies, including, Trustee of various creditor trusts in connection with reorganizations under Chapter
                                        11 of the federal bankruptcy code, Chairman of the Board of Brothers Gourmet
                                        Coffee Co. since October 2000, and Director of Weblink Wireless, Inc., a
                                        wireless communications company, since March 2001. Director of the Company since March 2002.

Elizabeth H. Ruml                49     Retired Banker. From June 1999 through October 1999, Ms. Ruml was Managing
                                        Director and Co-Head of the Group Market Risk Management Function at
                                        Deutsche Bank. From March 1998 through June 1999, she was Managing Director and Head of the Corporate Portfolio Management Group at Bankers Trust
                                        Company. From May 1993 through December 1997, she was Managing Director and
                                        Chief Credit Officer at Salomon Brothers. Ms. Ruml was a Director of
                                        Benjamin Moore & Company from July 2000 through December 2000. Ms. Ruml is not currently a Director of the Company.


                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The Board of Directors met three times during 2001. During 2001, each director attended all meetings held by the Board of Directors and all meetings held by the Committees of the Board of Directors on which such person served.

     The Board of Directors has a standing Audit Committee and a standing Compensation Committee. The members of those committees are as follows:

   NAME OF COMMITTEE             CHAIRMAN                     OTHER MEMBER(S)
   -----------------             --------                     ---------------
Audit Committee               Kenneth I. Greenstein        William B. Conner
                                                           Joseph A. Pardo
Compensation Committee        William B. Conner            Kenneth I. Greenstein

     The Audit Committee, which is comprised of three non-employee members of the Board of Directors, met two times during 2001. Its primary purpose is to review the financial information provided to the Company's stockholders and others, to oversee the system of internal financial controls, and to monitor the independent audit process. Its functions include recommending the independent auditors for appointment by the Board of Directors, consulting periodically with the Company's independent auditors as to the nature, scope, and results of their audit of the accounts of the Company, reviewing the Company's internal accounting controls and procedures, and such other related matters as the Audit Committee deems advisable.

     The Compensation Committee, which is comprised of two non-employee members of the Board of Directors, met once during 2001. Its functions included reviewing salaries, cash bonus awards, and existing or potential compensation plans for the Company's executive officers and other eligible employees and making recommendations to the Board of Directors regarding such salaries, cash bonus awards, and compensation plans. Additionally, the Committee administered the Company's 1986 Restricted Stock Award Plan, which expired on December 31, 2001.

     Each member of the Board of Directors receives an annual fee of $12,000. Directors receive $1,000 for each Board or Committee meeting attended in person as well as reasonable out-of-pocket expenses incurred in connection with attending such meetings. Directors receive $250 for each Board or Committee meeting attended by telephone. There are no other fees paid to directors for services rendered as members of the Board.

                               EXECUTIVE OFFICERS

     The following table sets forth certain information concerning the executive officers of the Company.


     NAME                          POSITION AND OFFICES                           AGE
     ----                          --------------------                           ---
Michael A. Lubin             Chairman of the Board                                52

Warren Delano                President and Director                               51

Dennis J. Welhouse           Senior Vice President, Chief Financial Officer,      53
                             and Assistant Secretary

James R. Bower               Treasurer                                            37


     Mr. Lubin has been Chairman of the Board of the Company for more than five years. For more than five years, Mr. Lubin has been a partner of Lubin, Delano & Company, an investment banking and consulting firm. Mr. Lubin was President and Chief Operating Officer of Salant Corporation, a manufacturer of men's, women's, and children's apparel, from April 1997 through July 1997 and was Executive Vice President and Chief Operating Officer of Salant Corporation from October 1995 through March 1997. On December 29, 1998, Salant Corporation filed a petition seeking relief from creditors under chapter 11 of the U.S. Bankruptcy Code.

     Mr. Delano has been President of the Company for more than five years. For more than five years, Mr. Delano has been a partner of Lubin, Delano & Company, an investment banking and consulting firm.

     Mr. Welhouse has been Senior Vice President, Chief Financial Officer, and Assistant Secretary of the Company for more than five years.

     Mr. Bower has been Treasurer of the Company since December 29, 2000. From February 1994 through September 2000, Mr. Bower was Director of Finance of the Alan Ross Insurance Agency, Inc.

     Each of the Company's executive officers serves at the pleasure of the Board of Directors.

                               SECURITY OWNERSHIP

     The following table sets forth the beneficial ownership of the Company's Common Stock, as of May 3, 2002, by (i) each director and director nominee, (ii) each of the named executive officers, (iii) all directors and executive officers as a group, and (iv) each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock. Except as set forth below, the business address of each officer, director, or stockholder listed below is c/o Lexington Precision Corporation, 767 Third Avenue, 29th Floor, New York, NY 10017.


        NAME OF BENEFICIAL           SHARES OF COMMON STOCK     PERCENT OF
              OWNER                  BENEFICIALLY OWNED (1)     CLASS OWNED
        ------------------           ----------------------     -----------
     Michael A. Lubin                     1,516,242 (2)            31.4%
     Warren Delano                        1,385,855 (3)            28.7
     William B. Conner                      281,906 (4)             5.8
     Dennis J. Welhouse                      90,842 (5)             1.9
     Kenneth I. Greenstein                   35,636 (6)              *
     James R. Bower                               -                  -
     Joseph A. Pardo                              -                  -
     Elizabeth H. Ruml                            -                  -

     Directors and executive
     officers as a group (8
     persons)                             3,221,419 (7)            66.7

*    Less than 1 percent.

(1) The persons named in the table have sole voting and dispositive power with respect to all shares of the Company's Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, except as set forth in the notes to the table.

(2) Includes (a) 35,000 shares owned by each of Mr. Lubin's two minor children, with respect to which Mr. Lubin acts as custodian under the New York Uniform Gifts to Minors Act and (b) 50,000 shares owned by an individual retirement account of Mr. Lubin. Also includes 89,062 shares owned by a retirement benefit plan of which Mr. Lubin and Mr. Delano are both beneficiaries.

(3) Includes 110,750 shares owned by individual retirement accounts of Mr. Delano. Also includes 89,062 shares owned by a retirement benefit plan of which Mr. Delano and Mr. Lubin are both beneficiaries.

(4) Includes 220,594 shares owned by Conner Holding Company, a Nevada corporation, of which Mr. Conner is president, a director, and majority stockholder. Mr. Conner's address is c\o Conner Holding Company, 1030 State Street, Erie, Pennsylvania 16501.

(5) Includes 15,000 shares granted to Mr. Welhouse on January 28, 2000, pursuant to the Company's Restricted Stock Award Plan that are scheduled to vest during the years 2003 through 2005.

(6) Includes 8,170 shares owned by a retirement benefit plan of which Mr. Greenstein is the sole beneficiary.

(7) See footnotes 1 through 6, above. Total includes 89,062 shares owned by a retirement benefit plan of which Messrs. Delano and Lubin are beneficiaries that are reported in the shares beneficially owned by both Mr. Delano and Mr. Lubin.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder require the Company's officers and directors and persons who own more than 10 percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and to furnish to the Company copies of all such filings.

     Based solely on its review of the copies of such reports and written representations from certain reporting persons that certain reports were not required to be filed by such persons, the Company believes that all of its directors, officers, and beneficial owners complied with all of the filing requirements applicable to them with respect to transactions during the year ended December 31, 2001.

                             EXECUTIVE COMPENSATION

     The following table summarizes, for the Company's past three fiscal years, the compensation paid to each of the Company's executive officers whose total annual salary and bonus exceeded $100,000.


                                                         ANNUAL                     LONG-TERM
                                                      COMPENSATION                 COMPENSATION
                                              -----------------------------       --------------
                                                                                    RESTRICTED          ALL OTHER
     NAME AND POSITION        FISCAL YEAR     SALARY($)         BONUS($)(1)       STOCK AWARD($)     COMPENSATION($)
-------------------------     -----------     ------------      -----------       --------------     ---------------
Michael A. Lubin                 2001          263,500 (2)             -                    -                  -
   Chairman of the Board         2000          263,000 (2)             -                    -                  -
                                 1999          267,000 (2)        93,750                    -                  -

Warren Delano                    2001          263,500 (3)             -                    -                  -
   President and Director        2000          263,000 (3)             -                    -                  -
                                 1999          267,000 (3)        93,750                    -                  -

Dennis J. Welhouse               2001          148,500                 -                    -              5,474 (5)
   Senior Vice President         2000          148,500                 -               27,344 (4)          5,591 (5)
      Chief Financial Officer    1999          144,200            32,445                    -              7,645 (5)
      and Assistant Secretary


(1) Amounts reported in a particular year reflect bonuses earned for services rendered in that year and paid in the following year.

(2) Includes (a) compensation, paid indirectly to Mr. Lubin through Lubin, Delano & Company, in the amounts of $250,000 during 2001, 2000, and 1999, for services rendered as an executive officer of the Company and (b) fees paid to Mr. Lubin for serving as a member of the Company's Board of Directors. Lubin, Delano & Company is an investment banking and consulting firm of which Messrs. Lubin and Delano are the only partners. See "Compensation Committee Report on Executive Compensation" and "Certain Relationships and Transactions."

(3) Includes (a) compensation, paid indirectly to Mr. Delano through Lubin, Delano & Company, in the amounts of $250,000 during 2001, 2000, and 1999, for services rendered as an executive officer of the Company and (b) fees paid to Mr. Delano for serving as a member of the Company's Board of Directors. See "Compensation Committee Report on Executive Compensation" and "Certain Relationships and Transactions."

(4) Represents the fair market value of 25,000 shares of restricted common stock on January 28, 2000, the date on which the restricted shares were awarded to Mr. Welhouse. The restricted shares vest over a five-year period.

(5) Includes (a) Company contributions of $4,471, $4,627, and $7,219, made to Mr. Welhouse's account under the Company's 401(k) Plan in 2001, 2000, and 1999, respectively, (b) insurance premiums of $477, $360, and $426 paid by the Company in 2001, 2000, and 1999, respectively, for term life insurance owned by Mr. Welhouse, and (c) imputed interest of $526 and $604 in 2001 and 2000, respectively.

     No stock options or stock appreciation rights were granted to, exercised by, or held by any of the persons named in the Summary Compensation Table above during 2001, 2000, or 1999.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee is composed of two non-employee members of the Company's Board of Directors. The Compensation Committee is responsible, subject to the approval of the Board of Directors, for reviewing salaries, cash bonus awards, and existing or potential compensation plans for the Company's executive officers and other eligible employees and making recommendations to the Board of Directors regarding such salaries, cash bonus awards, and compensation plans. Additionally, the Committee administered the Company's 1986 Restricted Stock Award Plan, which expired on December 31, 2001.

COMPENSATION PHILOSOPHY AND POLICY

     The Company's compensation program generally is designed to motivate and reward the Company's executive officers for attaining financial, operational, and strategic objectives that will contribute to the overall goal of enhancing stockholder value. The principal elements of the compensation plan include base salary and cash bonus awards.

     BASE SALARY. In determining the base pay levels for executive officers of the Company, the Compensation Committee considers the compensation paid by a group of industrial companies that are generally similar to the Company. The group of companies with which the Company compares itself for this purpose is subject to change as the companies change size or focus, merge, or are acquired. Base pay levels, prior to taking into account other factors considered by the Compensation Committee, are at the mid-range of base pay levels for such group of companies. The Compensation Committee believes that the Company's most direct competitors are private companies that do not publicly disclose information regarding executive compensation, financial condition, or operating performance. The Compensation Committee also believes that the companies with which the Company compares itself for the purpose of determining executive compensation are not necessarily included in the indices used to compare stockholder returns that are contained elsewhere in this Proxy Statement. In determining the salary component of compensation packages for executive officers, the Compensation Committee also takes into consideration the recent performance of the individual and the Company, the experience of the individual, and the scope and complexity of the position. The Compensation Committee does not assign weights to these factors and does not consider any one factor more important than another.

     INCENTIVE COMPENSATION PLAN. To provide incentives to increase profitability, the Company has an incentive compensation plan that provides for the payment of cash bonus awards to executive officers and other eligible employees of the Company. Bonus awards for eligible divisional employees are based upon the attainment of predetermined profit targets at each respective division. Bonus awards for executive officers and other eligible corporate employees are based upon the attainment of predetermined consolidated profit targets. The Compensation Committee is responsible for the supervision of the plan. Until December 31, 2001, the Company also had a restricted stock plan that permitted it to award restricted shares of common stock to officers and key employees of the Company. During 2001 and 1999, no shares of restricted stock were awarded or outstanding. In January 2000, the Compensation Committee awarded 125,000 shares of restricted common stock to key employees of the Company. Under the terms of the restricted stock award plan, the shares issued during January 2000 vest over a five-year period.

     COMPENSATION OF MESSRS. DELANO AND LUBIN. Messrs. Delano and Lubin are compensated indirectly by the Company through payments made to Lubin, Delano & Company, an investment banking and consulting firm of which they are the only partners. During 2001, the aggregate payments made to Lubin, Delano & Company for services provided by Messrs. Delano and Lubin in their capacities as President and Chairman of the Board, respectively, totaled $500,000. The Company's arrangements with Lubin, Delano & Company also provide for an incentive fee based upon the attainment of predetermined consolidated profit targets and additional compensation, as mutually agreed upon, for services provided by Lubin, Delano & Company in connection with acquisitions, divestitures, financings, or other similar transactions involving the Company. Messrs. Delano and Lubin received no payments under the incentive compensation plan for 2001 and no additional compensation for services provided in connection with acquisitions, divestitures, financings, or similar transactions during 2001.

     The compensation paid for the combined services of Messrs. Delano and Lubin as President and Chairman of the Board of the Company, respectively, was agreed to after considering the responsibilities of such positions and the competitive marketplace for executive talent. The Compensation Committee believes that the compensation paid to Lubin, Delano & Company during 2001 for the combined services of Messrs. Delano and Lubin as executive officers of the Company comports with the Compensation Committee's subjective perception of the base compensation levels of chief executives employed by other industrial companies, both public and private.

                                         COMPENSATION COMMITTEE



                                         William B. Conner, Chairman
                                         Kenneth I. Greenstein, Member

                             AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors and performs the other duties and responsibilities set forth in the Audit Committee Charter. It is the responsibility of the Company's independent auditors to perform an independent audit of and express an opinion on the Company's financial statements. The Audit Committee's responsibility is one of review and oversight. In fulfilling its oversight responsibilities:

     (1) The Audit Committee has reviewed and discussed with the Company's management the audited financial statements.

     (2) The Audit Committee has discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, "Codification of Statements on Auditing Standards, AU sec. 380."

     (3) The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with Ernst & Young LLP the independence of that firm as the Company's auditors.

     (4) Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

     On September 12, 2000, the Board of Directors formally adopted a written charter for the Audit Committee, which sets forth the operating practices and responsibilities of the Audit Committee. Each of the Audit Committee members is independent, as defined in Rule 4200(a) of the National Association of Securities Dealers' listing standards.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with accounting principles generally accepted in the United States, or that Ernst & Young LLP is in fact "independent."

                                        AUDIT COMMITTEE


                                        Kenneth I. Greenstein, Chairman
                                        Joseph A. Pardo, Member
                                        William B. Conner, Member

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Company's Compensation Committee are William B. Conner and Kenneth I. Greenstein. Neither of Messrs. Conner and Greenstein have ever been employees of the Company, and Mr. Conner, who is the Chairman of the Compensation Committee, has never been an officer of the Company. Mr. Greenstein has served as Secretary of the Company since 1979.


                             STOCK PRICE PERFORMANCE

     Set forth below is a line graph comparing the yearly cumulative total return on the Company's Common Stock, based on the market price of the Common Stock, with the yearly cumulative total return on the common stock of companies in the Standard & Poors 500 Index and the NASDAQ Composite Index.

                    COMPARISON OF FIVE-YEAR TOTAL RETURN FOR
  LEXINGTON PRECISION CORPORATION, S & P 500 INDEX, AND NASDAQ COMPOSITE INDEX


                           LEXINGTON PRECISION
                               CORPORATION                S&P 500 INDEX          NASDAQ COMPOSITE INDEX
                           -------------------            -------------          ----------------------
1996                                100                         100                         100
1997                             126.47                      131.01                      121.64
1998                              70.59                      165.95                      169.84
1999                              55.88                      198.35                       315.2
2000                              37.18                      178.24                      191.36
2001                              14.59                      154.99                      151.07


                             YEAR ENDED DECEMBER 31

     At December 31, 1996, 1997, 1998, 1999, 2000, and 2001, the last trade listed on the OTC Bulletin Board, provided by the National Association of Securities Dealers, was $2.125, $2.6875, $1.50, $1.1875, $0.79, and $0.31 per
share, respectively. The Company believes that twelve brokerage firms currently make a market in the Company's Common Stock, although both bid and asked quotations may be limited.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

     Warren Delano and Michael A. Lubin beneficially own 28.7% and 31.4%, respectively, of the Common Stock of the Company.

     Messrs. Delano and Lubin are compensated indirectly by the Company through payments made to Lubin, Delano & Company, an investment banking and consulting firm of which they are the only partners. During 2001, the aggregate payments made to Lubin, Delano & Company for services provided by Messrs. Delano and Lubin in their capacities as President and Chairman of the Board, respectively, were $500,000. The Company's arrangements with Lubin, Delano & Company also provide for an incentive fee based upon the attainment of predetermined consolidated profit targets and additional compensation, as mutually agreed upon, for services provided by Lubin, Delano & Company in connection with acquisitions, divestitures, financings, or other similar transactions involving the Company. Messrs. Delano and Lubin received no payments under the incentive compensation plan for 2001 and no additional compensation for services provided in connection with acquisitions, divestitures, financings, or similar transactions during 2001.

     Messrs. Delano and Lubin and their affiliates are holders of $1,500,000 principal amount of the Company's senior subordinated notes due February 1, 2000, and $347,000 principal amount of the Company's junior subordinated nonconvertible notes due May 1, 2000. On February 1, 2000, Messrs. Delano and Lubin converted the $1,000,000 principal amount of the Company's junior subordinated convertible notes due May 1, 2000, into 440,000 shares of Common Stock in accordance with the terms of such notes. The Company is in default in respect of its senior subordinated notes because it did not make payments of principal of $27,412,000, and interest of $1,748,000, on the senior subordinated notes that were due on February 1, 2000. As a result, the Company is prohibited from paying interest on the junior subordinated notes until the payment default on the senior subordinated notes is remedied.

        PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors, on the recommendation of the Audit Committee, has appointed the firm of Ernst & Young LLP, independent public accountants, to audit the accounts of the Company for the year ending December 31, 2002. Ernst & Young LLP has been employed by the Company as its independent auditor since the fiscal year ended May 31, 1989.

AUDIT FEES

     Ernst & Young LLP billed the Company $186,000 for professional services rendered in connection with the audit of the Company's annual financial statements for the year ended December 31, 2001, and the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No fees were billed by Ernst & Young LLP for professional services rendered to the Company relating to financial information systems design and implementation during the fiscal year ended December 31, 2001.

OTHER FEES

     Ernst & Young LLP billed the Company $15,000 for all other professional services rendered during 2001. These fees related to services rendered in connection with the preparation of income tax returns and other miscellaneous services.

     Stockholders are asked to approve the action of the Board of Directors in appointing Ernst & Young LLP. It is intended that, unless any proxy is marked to the contrary, the shares represented by such proxy shall be voted for the ratification of such appointment. It is expected that a representative of Ernst & Young LLP will be present at the Annual Meeting to answer questions of stockholders and will have the opportunity, if desired, to make a statement.

     The Audit Committee and the Board of Directors recommend that shareholders vote "FOR" such ratification.

                              STOCKHOLDER PROPOSALS

     Proposals by stockholders intended to be presented at the next annual meeting (to be held in 2003) must be received by the Secretary of the Company on or before December 25, 2002, in order to be included in the proxy statement and the proxy for that meeting. Proposals should be directed to the Secretary, Lexington Precision Corporation, 767 Third Avenue, New York, NY 10017 and must comply with the applicable requirements of the federal securities laws and the Company's Bylaws.

                                  OTHER MATTERS

     Management does not know of any other matters that are likely to be brought before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

     A copy of the Company's Annual Report for the year ended December 31, 2001, which includes financial statements and related data, accompanies this Proxy Statement.

     According to SEC rules, the information presented in this Proxy Statement under the captions "Compensation Committee Report on Executive Compensation" and "Stock Price Performance" will not be deemed to be "soliciting material" or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, and nothing contained in any previous filings made by the Company under such Acts shall be interpreted as incorporating by reference the information presented under the specified captions.

                                      By Order of the Board of Directors,



                                      Kenneth I. Greenstein
                                      Secretary

Dated:   May 20, 2002
         New York, New York

--------------------------------------------------------------------------------
PROXY - LEXINGTON PRECISION CORPORATION
--------------------------------------------------------------------------------


767 THIRD AVENUE, NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 12, 2002

The undersigned hereby appoints as Proxies, each of WARREN DELANO and DENNIS J. WELHOUSE, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of capital stock of Lexington Precision Corporation held of record by the undersigned on May 13, 2002, at the Annual Meeting of Stockholders to be held on June 12, 2002, and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE OF THIS CARD, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                                                  000000  0000000000  0  0000

    Lexington Precision Corporation                               000000000.000 ext
                                                                  000000000.000 ext
                                                                  000000000.000 ext
                                                                  000000000.000 ext
         [BAR CODE]                                               000000000.000 ext
                                                                  000000000.000 ext
         MRA SAMPLE                                               000000000.000 ext
         DESIGNATION(IFANY)
         ADD 1
         ADD 2                                                    Holder Account Number
         ADD 3
         ADD 4                                                    C 1234567890     JNT
         ADD 5
         ADD 6                                                    [BAR CODE]



Use a BLACK pen. Mark with                                             Mark this box with an X if you have made
an X inside the grey areas     [X]                                [ ]  changes to your name or address details above.
as shown in this example.

------------------------------------------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
------------------------------------------------------------------------------------------------------------------

A  ELECTION OF 6 DIRECTORS

 1. The Board of Directors recommends a vote FOR the listed nominees.

                              For     Withhold                                      For     Withhold

 01 - William B. Conner       [ ]        [ ]            04 - Michael A. Lubin       [ ]       [ ]

 02 - Warren Delano           [ ]        [ ]            05 - Joseph A. Pardo        [ ]       [ ]

 03 - Kenneth Greenstein      [ ]        [ ]            06 - Elizabeth H. Ruml      [ ]       [ ]

B  ISSUE

2. The Board of Directors recommends a vote FOR the following proposal.

                                                     For    Against    Abstain

 Ratify the appointment of Ernst & Young LLP         [ ]      [ ]        [ ]
 as independent auditors.

C  OTHER MATTERS

3. Proxies may vote on such other matters as may properly come before the meeting and any adjournments thereof.

D AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

  Please mark, date, sign, and return this proxy card promptly, using the enclosed envelope. No postage is required if mailed in the United States of America.


  Signature 1 - Please keep signature within     Signature 2 - Please keep signature within       Date (dd/mm/yyyy)
  the box                                        the box
   ----------------------------------------       ----------------------------------------         -----------------------------
  |                                         |    |                                         |      |           /         /       |
  |                                         |    |                                         |      |          /         /        |
   ----------------------------------------       ----------------------------------------         -----------------------------

                                                               1 U P X                            A714                           +